INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
The partnership’s intangible assets are presented on a cost basis, net of accumulated amortization and accumulated impairment losses in the condensed consolidated balance sheets. These intangible assets primarily represent the trademark assets related to Center Parcs UK.

The trademark assets of Center Parcs UK had a carrying amount of $895 million as of June 30, 2020 (December 31, 2019 - $956 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of Center Parcs UK is not subject to technological obsolescence or commercial innovations in any material way.

In addition, intangible assets include the trademark and licensing assets relating to Atlantis. At June 30, 2020, intangible assets of the Atlantis had a carrying value of $186 million (December 31, 2019 - $205 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these intangible assets granted under perpetual licenses. The business model of Atlantis is not subject to technological obsolescence or commercial innovations in any material way.

Intangible assets by class	Useful life (in years)
Trademarks	Indefinite
Management contracts	40
Customer relationships	9
Other	4 to 7
Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually and whenever there is an indication that the asset may be impaired. Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization expense is recorded as part of depreciation and amortization of non-real estate assets expense.

For the six months ended June 30, 2020, the partnership recognized an impairment of its intangible assets related to Atlantis of $18 million. The recoverable amount was determined based on a value-in-use approach, which reflected a reduction in estimated operating cash flows as a result of the closure of Atlantis due to the shutdown. The impairment was recorded as a charge through the income statement during the period.

The following table presents the components of the partnership’s intangible assets as of June 30, 2020 and December 31, 2019:

(US$ Millions)	Jun. 30, 2020	Dec. 31, 2019
Cost	$1,207	$1,265
Accumulated amortization	(59)	(55)
Accumulated impairment losses	(66)	(48)
Balance, end of period	$1,082	$1,162

The following table presents a roll forward of the partnership’s intangible assets for the six months ended June 30, 2020 and the year ended December 31, 2019:

(US$ Millions)	Jun. 30, 2020	Dec. 31, 2019
Balance, beginning of period	$1,162	$1,179
Acquisitions	5	9
Amortization	(5)	(12)
Impairment losses	(18)	—
Foreign currency translation	(62)	36
Reclassification to assets held for sale and other(1)	—	(50)
Balance, end of period	$1,082	$1,162
(1)Includes the impact of the deconsolidation of BSREP III investments. See Note 3, Investment Properties for further information.